Exhibit 99.2

DETAILED PUBLIC STATEMENT IN TERMS OF REGULATION 3(1), REGULATION 4 READ WITH REGULATION 13(4), REGULATION 14(3), REGULATION 15(2) AND REGULATION 15(3) OF THE SECURITIES AND EXCHANGE BOARD OF INDIA (SUBSTANTIAL ACQUISITION OF SHARES AND TAKEOVERS) REGULATIONS, 2011, AS AMENDED TO THE PUBLIC SHAREHOLDERS OF J.B. CHEMICALS & PHARMACEUTICALS LIMITED Registered Office: B Wing, Neelam Centre, 4th Floor, Hind Cycle Road Worli, Mumbai - 400030, Maharashtra, India; Corporate Identification Number (CIN): L24390MH1976PLC019380 • Tel: 022-2439 5200/5500 • Fax: 022-2431 5334 • Website: www.jbcpl.com Open offer for acquisition of up to 20,093,346 (twenty million ninety-three thousand three hundred forty-six) fully paid-up equity shares of face value of `2 (Indian Rupees two only) each (the “Equity Shares”) of J.B. Chemicals & Pharmaceuticals Limited (the “Target Company”), representing 26% (twenty-six per cent.) of the Voting Share Capital (as defined below) from the Public Shareholders (as defined below) of the Target Company by Tau Investment Holdings Pte. Ltd. (“Acquirer”), together with Tau Holdco Pte. Ltd. (“PAC 1”) and KKR Asia III Fund Investments Pte. Ltd. (“PAC 2”) (PAC 1 and PAC 2 are collectively referred to as the “PACs”), in their capacity as persons acting in concert with the Acquirer, with an intention to acquire control over the Target Company, pursuant to and in compliance with the requirements of the Securities and Exchange Board of India (Substantial Acquisition of Shares and Takeovers) Regulations, 2011, as amended (the “SEBI (SAST) Regulations”) (the “Open Offer”). This detailed public statement (“Detailed Public Statement” or “DPS”) is being issued by ICICI Securities Limited, the manager to the Open Offer (“Manager” or “Manager to the Open Offer”), for and on behalf of the Acquirer and the PACs, to the Public Shareholders (as defined below) of the Target Company, pursuant to and in compliance with Regulation 3(1) and Regulation 4 read with Regulation 13(4), Regulation 14(3), Regulation 15(2) and Regulation 15(3) of the SEBI (SAST) Regulations. This DPS is being issued pursuant to the public announcement dated 2 July 2020 filed by the Acquirer and the PACs under the applicable provisions of the SEBI (SAST) Regulations in relation to the Open Offer with the Stock Exchanges (as defined below) on 2 July 2020 (“Public Announcement” or “PA”). The Public Announcement was sent to the Target Company and the Securities and Exchange Board of India (“SEBI”) with a letter dated 2 July 2020. For the purpose of this DPS: (Singapore Dollar eleven million nine hundred seventy-nine thousand three hundred ninety only) comprising of 11,710,571 (eleven million seven hundred ten thousand five hundred seventy-one) ordinary shares; (iv) S$ 107,814,511 (Singapore Dollar one hundred seven million eight hundred fourteen thousand five hundred eleven only) comprising of 105,395,135 (one hundred five million three hundred ninety-five thousand one hundred thirty-five) preference shares; (v) US$ 164,392,612.2 (United States Dollar one hundred sixty-four million three hundred ninety-two thousand six hundred twelve point two only) comprising of 164,392,612 (one hundred sixty-four million three hundred ninety-two thousand six hundred twelve) ordinary shares; and (vi) US$ 1,514,673,464.8 (United States Dollar one billion five hundred fourteen million six hundred seventy-three thousand four hundred sixty-four point eight only) comprising of 1,514,673,464 (one billion five hundred fourteen million six hundred seventy-three thousand four hundred sixty-four) preference shares. The details of shareholder of PAC 2 are set out below: 6. 7. Neither PAC 2 nor any securities issued by PAC 2 are listed on any stock exchange in India or abroad. As on the date of this Detailed Public Statement, PAC 2, its directors and key employees do not have any relationship with or interest in the Target Company, except for the Underlying Transaction, as detailed in Part II (Background to the Open Offer) of this Detailed Public Statement below, that has triggered this Open Offer. As on the date of this Detailed Public Statement, PAC 2 does not hold any Equity Shares in the Target Company. PAC 2 has not acquired any Equity Shares of the Target Company between the date of the Public Announcement i.e., 2 July 2020 and the date of this Detailed Public Statement. As on the date of this Detailed Public Statement, none of the directors of PAC 2 are on the board of directors of the Target Company. As on the date of this Detailed Public Statement, PAC 2 has not been prohibited by the SEBI, from dealing in securities, in terms of directions issued by the SEBI under Section 11B of the SEBI Act or any other regulations made under the SEBI Act. 8. 9. a) b) “Offer Period” has the meaning ascribed to it in the SEBI (SAST) Regulations; “Public Shareholders” means all the equity shareholders of the Target Company excluding: (i) the promoters and members of the promoter group of the Target Company; (ii) the Acquirer, the PACs and any persons deemed to be acting in concert with the Acquirer and the PACs; and (iii) the parties to the Share Purchase Agreement (as defined below) and any persons deemed to be acting in concert with the parties to the Share Purchase Agreement; “Required Statutory Approvals” means: (i) the unconditional approval or approval on terms reasonably satisfactory to the Acquirer and the Sellers, of the: (A) Competition Commission of India under the Competition Act, 2002; (B) Federal Antimonopoly Service (the FAS) of Russia under the Federal Law No. 135-FZ dated 26 July 2006 “On Protection of Competition”; (C) the Competition Commission of South Africa under the Competition Act 89 of 1998; and (ii) approval under the rules and regulations issued under the Foreign Exchange Management Act, 1999 (including the Foreign Exchange Management (Non-Debt Instruments) Rules, 2019) (if applicable); “Sellers” means the promoters and members of the promoter group of the Target Company, as more particularly set out in paragraph D(1) of Part I (Acquirer, PACs, Sellers, Target Company and Open Offer) of this Detailed Public Statement below; “Share Purchase Agreement” as has been defined in paragraph 2 of Part II (Background to the Open Offer) of this Detailed Public Statement below; “Stock Exchanges” means the BSE Limited and the National Stock Exchange of India Limited; “Tendering Period” has the meaning ascribed to it under the SEBI (SAST) Regulations; “Voting Share Capital” means the total voting equity share capital of the Target Company on a fully diluted basis as of the tenth (10th) working day from the closure of the Tendering Period of the Open Offer; and “Working Day” means any working day of SEBI. ACQUIRER, PACs, SELLERS, TARGET COMPANY AND OPEN OFFER 10. 11. 12. The key financial information of PAC 2 for the period ended on 31 December 2017, 31 December 2018 and 31 December 2019 are based on extracts from the standalone audited financial statement for the said periods, and for the first quarter ended on 31 March 2020 is based on extracts from the standalone unaudited provisional financial statement for the said period: (INR in Lakhs) c) d) e) f) Note: Since the financial numbers of PAC 2 are presented in United States Dollar (USD$), the financial information has been converted to Indian National Rupees (INR) for the purpose of convenience. The conversion has been done at the rate USD 1= INR 63.93, INR 69.79, INR 71.27 and INR 75.38, as on 31 December 2017, 31 December 2018, 31 December 2019 and 31 March 2020 respectively. (Source: www.rbi.org.in and www.fbil.org.in). In case the period end is a non-working day, the exchange rate is assumed as of the earliest working day. g) h) (D) 1. Details of Sellers: The details of the Sellers (i.e., selling shareholders under the Share Purchase Agreement) is as follows (collectively, referred to as “Sellers”): i) I. (A) 1. Details of Tau Investment Holdings Pte. Ltd. (Acquirer): The Acquirer is a private company limited by shares, incorporated under the laws of Republic of Singapore (Company Registration Number: 202009323W) on 20 March 2020. There has been no change in the name of the Acquirer since its incorporation. The Acquirer has its registered office at 10, Changi Business Park Central 2, #05-01, Hansapoint, 486030, Singapore. The Acquirer is an affiliate of funds, vehicles and/or entities managed and/or advised by Kohlberg Kravis Roberts & Co. L.P., which is an indirect subsidiary of KKR & Co. Inc. The Acquirer is an investment holding company and wholly owned by PAC 1. PAC 2 indirectly holds 100% of the equity share capital of the Acquirer. As on the date of this Detailed Public Statement, the issued and paid up share capital of the Acquirer is US$ 1 (United States Dollars one only) comprising of 1 (one) ordinary share. The details of shareholder of the Acquirer are set out below: 2. 3. 4. 5. 6. 7. Neither the Acquirer nor any securities issued by the Acquirer are listed on any stock exchange in India or abroad. As on the date of this Detailed Public Statement, the Acquirer, its directors and key employees do not have any relationship with or interest in the Target Company except for the Underlying Transaction, as detailed in Part II (Background to the Open Offer) of this Detailed Public Statement below, that has triggered this Open Offer. As on the date of this Detailed Public Statement, the Acquirer does not hold any Equity Shares in the Target Company. The Acquirer has not acquired any Equity Shares of the Target Company between the date of the Public Announcement i.e., 2 July 2020 and the date of this Detailed Public Statement. As on the date of this Detailed Public Statement, none of the directors of the Acquirer are on the board of directors of the Target Company. As on the date of this Detailed Public Statement, the Acquirer has not been prohibited by the SEBI, from dealing in securities, in terms of directions issued by SEBI under Section 11B of the Securities and Exchange Board of India Act, 1992, as amended (the “SEBI Act”) or any other regulations made under the SEBI Act. The Acquirer was incorporated on 20 March 2020 and this being its first year of operations, there are no financial statements related to the Acquirer. Details of Tau Holdco Pte. Ltd. (PAC 1): PAC 1 is a private company limited by shares, incorporated under the laws of the Republic of Singapore (Company Registration Number: 202016454K) on 12 June 2020. There has been no change in the name of PAC 1 since its incorporation. PAC 1 has its registered office at 10, Changi Business Park Central 2, #05-01, Hansapoint, 486030, Singapore. PAC 1 is an affiliate of funds, vehicles and/or entities managed and/or advised by Kohlberg Kravis Roberts & Co. L.P., which is an indirect subsidiary of KKR & Co. Inc. PAC 1 is an investment holding company and wholly owned by PAC 2. As on the date of this Detailed Public Statement, the issued and paid up share capital of PAC 1 is US$ 1 (United States Dollars one only) comprising of 1 (one) ordinary share. The details of shareholder of PAC 1 are set out below: 8. 9. 10. 11. 12. (B) 1. 2. 3. 4. 5. 6. 7. Neither PAC 1 nor any securities issued by PAC 1 are listed on any stock exchange in India or abroad. As on the date of this Detailed Public Statement, PAC 1, its directors and key employees do not have any relationship with or interest in the Target Company, except for the Underlying Transaction, as detailed in Part II (Background to the Open Offer) of this Detailed Public Statement below, that has triggered this Open Offer. As on the date of this Detailed Public Statement, PAC 1 does not hold any Equity Shares in the Target Company. PAC 1 has not acquired any Equity Shares of the Target Company between the date of the Public Announcement i.e., 2 July 2020 and the date of this Detailed Public Statement. As on the date of this Detailed Public Statement, none of the directors of PAC 1 are on the board of directors of the Target Company. As on the date of this Detailed Public Statement, PAC 1 has not been prohibited by the SEBI, from dealing in securities, in terms of directions issued by SEBI under Section 11B of the SEBI Act or any other regulations made under the SEBI Act. PAC 1 was incorporated on 12 June 2020 and this being its first year of operations, there are no financial statements related to PAC 1. Details of KKR Asia III Fund Investments Pte. Ltd. (PAC 2): PAC 2 is a private company limited by shares, incorporated under the laws of Republic of Singapore (Company Registration Number: 201713656M) on 17 May 2017. There has been no change in the name of PAC 2 since its incorporation. PAC 2 has its registered office at 10, Changi Business Park Central 2, #05-01, Hansapoint, 486030, Singapore. PAC 2 is an affiliate of funds, vehicles and/or entities managed and/or advised by Kohlberg Kravis Roberts & Co. L.P., which is an indirect subsidiary of KKR & Co. Inc. PAC 2 is an investment holding company and wholly owned by KKR Asian Fund III L.P. As on the date of this Detailed Public Statement, the issued and paid up share capital of PAC 2 is as follows: (i) A$ 35,886,466 (Australian Dollar thirty-five million eight hundred eighty-six thousand four hundred sixty-six only) comprising of 32,725,631 (thirty-two million seven hundred twenty-five thousand six hundred thirty-one) ordinary shares; (ii) A$ 322,978,192 (Australian Dollar three hundred twenty-two million nine hundred seventy-eight thousand one hundred ninety-two only) comprising of 294,530,679 (two hundred ninety-four million five hundred thirty thousand six hundred seventy-nine) preference shares; (iii) S$ 11,979,390 8. 9. 10. 11. 12. (C) 1. None of the Sellers have been prohibited by the SEBI from dealing in securities under Section 11B of the SEBI Act. 2. (E) 1. 2. Target Company: J.B. Chemicals & Pharmaceuticals Limited is a public listed company, incorporated under the (Indian) Companies Act, 1956, having corporate identification number L24390MH1976PLC019380.There has been no change in the name of theTarget Company in the last 3 (three) years. The Target Company was incorporated on 18 December 1976 as a public limited company with the name J. B. Mody Chemicals and Pharmaceuticals Limited. The name of the Target Company was changed to its present name i.e., J.B. Chemicals & Pharmaceuticals Limited on 21 August 1985. The Target Company has its registered office at B Wing, Neelam Centre, 4th Floor, Hind Cycle Road Worli, Mumbai 400030, Maharashtra, India. The Equity Shares of the Target Company are listed on the BSE Limited (“BSE”) (Scrip Code: 506943) and the National Stock Exchange of India Limited (“NSE”) (Symbol: JBCHEPHARM). The ISIN of the Target Company is INE572A01028. 1 4. The Target Company is primarily engaged in the business of manufacturing and selling pharmaceuticals formulations and active pharmaceutical ingredients. The Equity Shares of the Target Company are frequently traded in terms of Regulation 2(1)(j) of the SEBI (SAST) Regulations. As on the date of this DPS, the total authorised share capital of the Target Company is `203,000,000 (Indian Rupees two hundred and three million only) comprising of 101,500,000 Equity Shares (one hundred one million five hundred thousand) Equity Shares of face value of `2 (Indian Rupees two only) each. As on the date of this DPS, the total issued, subscribed and paid-up capital of the Target Company is `154,564,194 (Indian Rupees one hundred fifty four million five hundred sixty four thousand one hundred ninety four only) comprising of 77,282,097 (seventy-seven million two hundred eighty two thousand ninety-seven) Equity Shares of face value of `2 (Indian Rupees two only) each. Contd. 3. 5. 4. 5. 6. 2. 7. 3. Name of the shareholder Number of shares % of the total issued shares KKR Asia III Fund Investments Pte. Ltd. 1 100 Total 1 100 Name of the shareholder Number of shares % of the total issued shares Tau Holdco Pte. Ltd. 1 100% Total 1 100% Sl. No. Name of the Sellers Changes in the name in the past Nature of the Entity/ Individual Registered Office/ Residential Address Part of the Promoter Group of the Target Company Name of the Group Name of the Stock Exchange in India or Abroad where listed (if applicable) Shares or voting rights held in the Target Company before entering into the SPA with the Acquirer Number of Equity Shares % of Voting Share Capital 1. Jyotindra B Mody Not Applicable (“NA”) Individual 7, Avillion Little Gibbs Road, Malabar Hill, Mumbai 400006 Yes NA NA 4,943,445 6.40% 2. Pallavi Bharat Mehta NA Individual 5 Avillion, Little Gibbs Road, L.D Ruparel Marg, Malabar Hill Mumbai 400006 Yes NA NA 4,786,363 6.19% 3. Jay Bharat Mehta NA Individual 7, Avillion Little Gibbs Road, Malabar Hill, Mumbai 400006 Yes NA NA 2,262,512 2.93% 4. Bharat P Mehta NA Individual 5 Avillion, Little Gibbs Road, L.D Ruparel Marg, Malabar Hill Mumbai 400006 Yes NA NA 2,445,412 3.16% 5. DB Mody HUF NA Hindu Undivided Family (“HUF”) Neelam Centre B Wing, 3rd Floor Hind Cycle Road Mumbai 400030 Yes NA NA 462,422 0.60% 6. Kumud Dinesh Mody NA Individual 601 Citadel 18 L D Ruparel Marg Mumbai 400006 Yes NA NA 4,453,914 5.76% 7. Pranabh Dinesh Mody NA Individual 202 Citadel L D Ruparel Marg, Malabar Hill Mumbai 400006 Yes NA NA 7,346,459 9.51% 8. P D Mody HUF (Karta P D Mody) NA HUF 601 Citadel 18/B L D Ruparel Marg Mumbai, 400006 Yes NA NA 6,443 0.01% 9. Sejal Pranabh Mody NA Individual 202 Citadel L D Ruparel Marg, Malabar Hill Mumbai 400006 Yes NA NA 46,013 0.06% 10. Jinali Pranabh Mody NA Individual 202 Citadel L D Ruparel Marg, Malabar Hill Mumbai 400006 Yes NA NA 2,763 0.00% 11. Purvi Uday Asher NA Individual 37/38 Guide Bldg. 10th Floor L.D.Ruparel Marg, Mumbai 400006 Yes NA NA 1,905,733 2.47% 12. Uday Madhavdas Asher NA Individual 37/38 Guide Bldg. 10th Floor L.D.Ruparel Marg, Mumbai 400006 Yes NA NA 124,236 0.16% 13. Boxcare Packagings Private Limited NA Company 83 B And C (Basement) Seth Govindrao Smriti Dr Anne Besant Road Worli Mumbai 400018 Yes NA NA 8,830 0.01% 14. Shirish Bhagwanlal Mody NA Individual 232 Kshitij, 47 L Jagmohandas Road, Mumbai 400026 Yes NA NA 4,653,025 6.02% 15. Bharati S Mody NA Individual 232 Kshitij, 47 L Jagmohandas Road, Mumbai 400026 Yes NA NA 4,567,157 5.91% 16. Nirav Shirish Mody NA Individual 232 Kshitij, 47 L Jagmohandas Road, Mumbai 400026 Yes NA NA 4,587,381 5.94% 17. Priti Rajen Shah NA Individual 232 Kshitij, 47 L Jagmohandas Road, Mumbai 400026 Yes NA NA 9,204 0.01% 18. Priti Family Trust (Held By Nirav Shirish Mody - Trustee) NA Trust 232 Kshitij, 47 L Jagmohandas Road, Mumbai 400026 Yes NA NA 207,055 0.27% 19. Deepali Family Trust (Held By Nirav Shirish Mody - Trustee) NA Trust 232 Kshitij, 47 L Jagmohandas Road, Mumbai 400026 Yes NA NA 207,055 0.27% 20. Mody Trading Co. (Held By Pallavi Bharat Mehta - Partner) NA Partnership Firm Sheth Govindrao Smriti Bldg 83 B And C Dr Annie Besant Road Worli Mumbai 400018 Yes NA NA 48,991 0.06% 21. Mody Bros. (Held By Jyotindra B. Mody - Partner) NA Partnership Firm 7, Avillion Little Gibbs Road, Malabar Hill, Mumbai 400006 Yes NA NA 17,517 0.02% 22. Synit Drugs Pvt Ltd NA Company Neelam Centre B Wing, 3rd Floor Hind Cycle Road Mumbai 400030 Yes NA NA 500 0.00% 23. Namplas Chemicals Pvt Ltd NA Company 83 B And C Seth Govindrao Smirti Bldg Basement Dr A B Road Worli Mumbai 400018 Yes NA NA 113,292 0.15% Total 43,205,722 55.91% Particulars For the 12 month period ended on 31 December For the 3 month period ended on 31 March 2017 2018 2019 2020 US$ INR US$ INR US$ INR US$ INR Total Revenue/Income 11,768,440.00 7,523.56 68,411,310.00 47,744.25 535,550,204.00 381,686.63 (414,651,885.00) (312,564.59) Dividend Nil Nil 4,012,309.00 2,800.19 Nil Nil Nil Nil Earnings per share - Basic Not Applicable (“NA”) NA NA NA NA NA NA NA - Diluted NA NA NA NA NA NA NA NA Net worth/Total Equity 682,341,083.00 436,220.65 1,933,792,625.00 1349,593.87 4,441,255,908.00 3,165,283.09 4,123,278,733.00 3,108,127.51 Ordinary shares (Australian Dollars) Name of the shareholder Number of shares % of the total issued shares KKR Asian Fund III L.P. 32,725,631 100 Total 32,725,631 100 Preference shares (Australian Dollars) Name of the shareholder Number of shares % of the total issued shares KKR Asian Fund III L.P. 294,530,679 100 Total 294,530,679 100 Ordinary shares (Singapore Dollars) Name of the shareholder Number of shares % of the total issued shares KKR Asian Fund III L.P. 11,710,571 100 Total 11,710,571 100 Preference shares (Singapore Dollars) Name of the shareholder Number of shares % of the total issued shares KKR Asian Fund III L.P. 105,395,135 100 Total 105,395,135 100 Ordinary shares (United States Dollars) Name of the shareholder Number of shares % of the total issued shares KKR Asian Fund III L.P. 164,392,612 100 Total 164,392,612 100 Preference shares (United States Dollars) Name of the shareholder Number of shares % of the total issued shares KKR Asian Fund III L.P. 1,514,673,464 100 Total 1,514,673,464 100

8. As on the date of this DPS, there are no: (a) partly paid-up Equity Shares; and/or (b) outstanding convertible securities; and/or (c) warrants issued by the Target Company. The key financial information of the Target Company based on its annual audited consolidated financial statements as on and for the financial years ended on 31 March 2018, 31 March 2019 and 31 March 2020, is as follows: (INR lakhs) (“Tranche 2”). Tranche 2 is intended to be consummated at the SPA Price as an on-market trade subject to the satisfaction of certain conditions as set out in the Share Purchase Agreement and, in case such conditions are not satisfied, Tranche 2 will be consummated along with (and as a part of) Tranche 3 in the manner set out below; (iii) if, after taking into consideration the number of Equity Shares acquired under Tranche 1 and Tranche 2 (if any) pursuant to the Share Purchase Agreement and the number of Equity Shares validly tendered and acquired under the Open Offer, the Acquirer holds less than 54% (fifty-four per cent.) of the Voting Share Capital, such number of Equity Shares (by way of one tranche or multiple sub-tranches) of the Target Company from the Sellers under the Share Purchase Agreement, within thirty (30) days from the completion of the Offer Period, such that after such further acquisition, the shareholding of the Acquirer in aggregate shall be 54% (fifty-four per cent.) of the Voting Share Capital (i.e., 41,732,332 (forty-one million seven hundred thirty-two thousand three hundred thirty-two Equity Shares) (“Tranche 3”). Subject to the satisfaction of certain conditions specified in the Share Purchase Agreement (including the total foreign shareholding in the Target Company not exceeding 74% (seventy-four per cent.) of the Voting Share Capital), Tranche 3 will be consummated at the SPA Price as an on-market trade or an off-market trade; and (iv) after having acquired 54% (fifty-four per cent.) or more of the Voting Share Capital as per Tranche 1, Tranche 2, Open Offer and Tranche 3 (as applicable), the Sellers have the right (but not an obligation) to sell such number of additional Equity Shares to the Acquirer under the Share Purchase Agreement (“Tranche 4”) that are subject to certain limits as set out in the Share Purchase Agreement including: (a) the Acquirer’s aggregate shareholding in the Target Company not exceeding 64.90% (sixty-four point nine zero per cent.) of the Voting Share Capital; and (b) the total foreign shareholding in the Target Company not exceeding 74% (seventy-four per cent.) of the Voting Share Capital. Tranche 4 will be consummated at the SPA Price as an on-market trade or an off-market trade, as per applicable law and in accordance with the Share Purchase Agreement. The proposed sale and purchase of Equity Shares under the Share Purchase Agreement (as explained in paragraphs 2 and 3 of Part II (Background to the Open Offer) of this Detailed Public Statement) is referred to as the “Underlying Transaction”. Since the Acquirer has entered into an agreement to acquire shares and voting rights in excess of 25% (twenty-five per cent.) of the equity share capital of the Target Company and control over the Target Company, this Open Offer is being made under Regulation 3(1) and Regulation 4 of the SEBI (SAST) Regulations. Pursuant to the Open Offer and upon consummation of the transactions (in multiple tranches) contemplated under the Share Purchase Agreement, the Acquirer will have acquired control over the Target Company and the Acquirer shall become the promoter of the Target Company in accordance with the provisions of the SEBI (LODR) Regulations. The salient features of the Share Purchase Agreement are set out below: The Share Purchase Agreement sets forth the terms and conditions on which the Sellers have agreed to sell and the Acquirer has agreed to acquire up to 41,732,332 (forty-one million seven hundred thirty-two thousand three hundred thirty-two) Equity Shares under the Share Purchase Agreement. As mentioned above in paragraph 3(i) of Part II (Background to the Open Offer) of this Detailed Public Statement above, simultaneously with the acquisition of 10% (ten per cent.) of the Voting Share Capital, the Acquirer shall, in accordance with applicable laws, including the SEBI (SAST) Regulations, nominate certain individuals for appointment as directors on the board of directors of the Target Company (while certain existing directors of the Target Company who have been nominated as directors of the Target Company by Sellers shall resign from the board of directors of the Target Company), pursuant to which the Acquirer intends to obtain control over the Target Company. The consummation of Tranche 1 under the Share Purchase Agreement is subject to the fulfillment of the conditions precedent as specified under the Share Purchase Agreement, including the following: 2. The Acquirer, the PACs and their respective directors do not have any shareholding in the Target Company as on the date of this Detailed Public Statement. OFFER PRICE 9. IV. 1. 2. The Equity Shares of the Target Company are listed on the Stock Exchanges. The trading turnover of the Equity Shares on the Stock Exchanges from 1 July 2019 to 30 June 2020, both months included (“Relevant Period”) (12 (twelve) calendar months preceding the calendar month in which the Public Announcement is made) are set forth below: Notes: 1) Total revenue refers to total revenue from operations and other non-operating income. 2) Net Income refers to income attributable to owners of the company (excluding minority interest holders). Details of the Open Offer: This Open Offer is a mandatory offer in compliance with Regulation 3(1), Regulation 4 and other applicable regulations of the SEBI (SAST) Regulations, pursuant to the execution of the Share Purchase Agreement to acquire more than 25% of the equity share capital of the Target Company and control over the Target Company by the Acquirer. Please refer to Part II (Background to the Open Offer) of this Detailed Public Statement below for further information on the Share Purchase Agreement. This Open Offer is being made by the Acquirer and the PACs to the Public Shareholders, to acquire up to 20,093,346 (twenty million ninety-three thousand three hundred forty-six) (“Offer Shares”) of the Target Company, constituting 26% (twenty-six per cent.) of the Voting Share Capital (“Offer Size”), at a price of `745 (Indian Rupees seven hundred and forty-five only) per Equity Share (“Offer Price”), subject to the terms and conditions mentioned in the Public Announcement, this DPS and to be set out in the letter of offer (“LoF” or “Letter of Offer”) that is proposed to be issued in accordance with the applicable provisions of the SEBI (SAST) Regulations, after incorporating the comments of SEBI, if any, on the draft letter of offer. The Offer Price has been arrived at, in accordance with Regulation 8 of the SEBI (SAST) Regulations. Assuming full acceptance of the Open Offer, the total consideration payable by the Acquirer and the PACs in accordance with the SEBI (SAST) Regulations will be `14,969,542,770 (Indian Rupees fourteen billion nine hundred sixty-nine million five hundred forty-two thousand seven hundred seventy only). The Offer Price is payable in cash by the Acquirer and PACs in accordance with Regulation 9(1)(a) of the SEBI (SAST) Regulations. If the aggregate number of Equity Shares validly tendered in this Open Offer by the Public Shareholders, is more than the Offer Size, then the Equity Shares validly tendered by the Public Shareholders will be accepted on a proportionate basis, subject to acquisition of a maximum of 20,093,346 (twenty million ninety-three thousand three hundred forty-six) Equity Shares, representing 26% (twenty six per cent.) of the Voting Share Capital, in consultation with the Manager to the Open Offer. The Public Shareholders who tender their Equity Shares in this Open Offer shall ensure that the Equity Shares are clear from all liens, charges and encumbrances. The Offer Shares will be acquired, subject to such Offer Shares being validly tendered in this Open Offer, together with all the rights attached thereto, including all the rights to dividends, bonuses and right offers declared thereof and in accordance with the terms and conditions set forth in the Public Announcement, this Detailed Public Statement and as will be set out in the Letter of Offer, and the tendering Public Shareholders shall have obtained all necessary consents required by them to tender the Offer Shares. If Public Shareholders who are not persons resident in India (including non-resident Indians (“NRIs”), overseas corporate bodies (“OCBs”) and foreign institutional investors (“FIIs”)/foreign portfolio Investors (“FPIs”)) had required any approvals (including from the Reserve Bank of India (“RBI”) or any other regulatory body) in respect of the Equity Shares held by them, they will be required to submit such previous approvals that they would have obtained for acquiring/holding the Equity Shares, to tender the Equity Shares held by them in this Open Offer, along with the other documents required to be furnished to tender shares in this Open Offer. In the event such approvals and relevant documents are not submitted, the Acquirer and the PACs reserve their right to reject such Equity Shares tendered in this Open Offer. Section VI (Statutory and Other Approvals) of this Detailed Public Statement sets out the details of the statutory, governmental and other approvals required under the Share Purchase Agreement which, if not obtained, may lead to the Open Offer being withdrawn in accordance with Regulation 23 of the SEBI (SAST) Regulations. Paragraph 5 of Section II (Background to the Open Offer) of this Detailed Public Statement sets out the details on conditions precedent stipulated in the Share Purchase Agreement which, if not met for reasons outside the reasonable control of the Acquirer and the PACs, may lead to the Open Offer being withdrawn in accordance with Regulation 23 of the SEBI (SAST) Regulations. This Open Offer is not conditional upon any minimum level of acceptance in terms of Regulation 19(1) of the SEBI (SAST) Regulations. This Open Offer is not a competing offer in terms of Regulation 20 of the SEBI (SAST) Regulations. Where any statutory or other approval extends to some but not all of the Public Shareholders, the Acquirer and the PACs shall have the option to make payment to such Public Shareholders in respect of whom no statutory or other approvals are required in order to complete this Open Offer. The Acquirer and the PACs reserve the right to streamline/restructure their holding in the Target Company and/or the operations, assets, liabilities and/or businesses of the Target Company and/or its subsidiaries through arrangements, reconstructions, restructurings, mergers (including but not limited to, mergers with or between its subsidiaries), demergers, sale of assets or undertakings and/or re-negotiation or termination of existing contractual/operating arrangements, at a later date. Such decisions will be taken in accordance with procedures set out under applicable laws, pursuant to business requirements, and in line with opportunities or changes in economic circumstances from time to time. Other than the above, as of the date of this DPS, in terms of Regulation 25(2) of SEBI (SAST) Regulations, the Acquirer and the PACs do not have any intention to dispose of or otherwise encumber any material assets of the Target Company or of any of its subsidiaries in the next 2 (two) years, except: (a) in the ordinary course of business (including for the disposal of assets and creation of encumbrances in accordance with business requirements); or (b) with the prior approval of the shareholders as required under applicable law; or (c) in accordance with the prior decision of the board of directors of the Target Company. As per Regulation 38 of the Securities and Exchange Board of India (Listing Obligations and Disclosure Requirements) Regulations, 2015, as amended (the “SEBI (LODR) Regulations”) read with Rule 19A of the Securities Contracts (Regulation) Rules, 1957, as amended (the “SCRR”), the Target Company is required to maintain at least 25% (twenty-five per cent.) public shareholding, as determined in accordance with the SCRR, on a continuous basis for listing. If as a result of acquisition of Equity Shares pursuant to the Share Purchase Agreement and/or the Open Offer, the public shareholding in the Target Company falls below the minimum level required as per SCRR, and the SEBI (LODR) Regulations, then the Sellers have agreed to take necessary steps to bring down the promoters and promoter group shareholding in the Target Company to the level specified, and within the time prescribed, under applicable law, in a manner acceptable to the Acquirer and in accordance with the Share Purchase Agreement. The Manager to the Open Offer does not hold any Equity Shares of the Target Company. The Manager to the Open Offer shall not deal, on its own account, in the Equity Shares of the Target Company during the Offer Period. BACKGROUND TO THE OPEN OFFER * Note: The total number of Equity Shares of the Target Company during the Relevant Period, have been calculated as the weighted average of the total number of Equity Shares, since the share capital of the Company has changed during the Relevant Period. Based on the above, in terms of Regulation 2(1)(j) of the SEBI (SAST) Regulations, the Equity Shares of the Target Company are frequently traded. The Offer Price of `745 (Indian Rupees seven hundred and forty-five only) per Equity Share is justified in terms of Regulation 8(2) of the SEBI (SAST) Regulations, being the highest of: (F) 1. 3. 4. 2. 3. 4. 4. 5. 5. (i) 6. (ii) # Not applicable since this is not an indirect acquisition. In view of the parameters considered and presented in the table in paragraph 4 above, the Offer Price, under Regulation 8(2) of the SEBI (SAST) Regulations, is `745 (Indian Rupees seven hundred and forty-five only) per Equity Share, and the same has been certified by M/s. K. J. Sheth & Associates, Chartered Accountants (Mr. Kirit Sheth, Proprietor, Membership No. 37824), by way of a certificate dated 6 July 2020. Accordingly, the Offer Price is justified in terms of the SEBI (SAST) Regulations. There have been no corporate actions by the Target Company warranting adjustment of the relevant price parameters under Regulation 8(9) of the SEBI (SAST) Regulations. As on date of this Detailed Public Statement, there is no revision in Offer Price or Offer Size. The Offer Price may be subject to upward revision, if any, pursuant to the SEBI (SAST) Regulations or at the discretion of the Acquirer and the PACs, at any time prior to the commencement of the last 1 (one) Working Day before the commencement of the Tendering Period in accordance with Regulation 18(4) of the SEBI (SAST) Regulations. In the event of such revision: (a) the Acquirer shall make corresponding increases to the escrow amounts and/or Bank Guarantee (as defined below); (b) make a public announcement in the same newspapers in which this Detailed Public Statement has been published; and (c) simultaneously with the issue of such public announcement, inform SEBI, the Stock Exchanges and the Target Company at its registered office of such revision. In the event of acquisition of the Equity Shares by the Acquirer and/or the PACs, during the Offer Period, whether by subscription or purchase, at a price higher than the Offer Price per equity share, the Offer Price will be revised upwards to be equal to or more than the highest price paid for such acquisition in terms of Regulation 8(8) of the SEBI (SAST) Regulations. In the event of such revision, the Acquirer and PACs shall: (a) make corresponding increases to the escrow amounts and/or Bank Guarantee (as defined below); (b) make a public announcement in the same newspapers in which this DPS has been published; and (c) simultaneously with the issue of such public announcement, inform SEBI, the Stock Exchanges, and the Target Company at its registered office of such revision. However, the Acquirer and/ or the PACs shall not acquire any Equity Shares after the 3rd (third) Working Day prior to the commencement of the Tendering Period of this Open Offer and until the expiry of the Tendering Period of this Open Offer. An upward revision to the Offer Price or to the Offer Size, if any, on account of competing offers or otherwise, may be done at any time prior to the commencement of the last 1 (one) Working Day before the commencement of the Tendering Period of this Open Offer in accordance with Regulation 18(4) of the SEBI (SAST) Regulations. If the Acquirer and/or PACs acquire Equity Shares of the Target Company during the period of twenty six (26) weeks after the closure of the Tendering Period at a price higher than the Offer Price per Equity Share, then the Acquirer shall pay the difference between the highest acquisition price and the Offer Price, to all the Public Shareholders whose shares have been accepted in the Open Offer within 60 (sixty) days from the date of such acquisition. However, no such difference shall be paid in the event that such acquisition is made under another offer under the SEBI (SAST) Regulations, as amended from time to time or SEBI (Delisting of Equity Shares) Regulations, 2009, as amended from time to time or open market purchases made in the ordinary course on the Stock Exchanges, not being a negotiated acquisition of the Equity Shares in any form. FINANCIAL ARRANGEMENTS 5. 6. 7. (iii) 7. a. SEBI having given its final observations on the draft letter of offer in relation to the Open Offer to the Manager to the Open Offer in writing; the Required Statutory Approvals having been obtained either unconditionally or on terms reasonably satisfactory to the Acquirer and the Sellers; written consents having been obtained under certain contracts (including certain facility agreements and agreements relating to use of immovable property) to which the Target Company is a party, either unconditionally or on terms reasonably satisfactory to the Acquirer; the Target Company having met the gap requirements (as prescribed under the Share Purchase Agreement) with respect to certain software licenses; no Material Adverse Effect (as defined in the Share Purchase Agreement) shall have occurred; Sellers being in compliance with their obligations and covenants under the Share Purchase Agreement; in the event the disclosures made under the Updated Disclosure Letter (as defined in the SPA) relate to any Critical Warranties (as defined in the Share Purchase Agreement) or any fact, matter, event or circumstance indicates that criminal proceedings have been initiated or a notice threatening the initiation of criminal proceedings has been received, then such disclosures under the Updated Disclosure Letter (as defined in the Share Purchase Agreement) shall be in agreed terms; Sellers Warranties (as defined in the Share Purchase Agreement) being true, accurate and complete and not misleading in all respects at the time of completion of the acquisition of Equity Shares under Tranche 1 of the Share Purchase Agreement; no injunction, restraining order or other order or any other legal or regulatory restraint or prohibition being in effect or having been issued or made by any court of competent jurisdiction or any other person which prevents or restricts the consummation of Tranche 1 or the consummation of the transactions and arrangements contemplated under the Share Purchase Agreement; Sellers having caused the Target Company to make certain applications under applicable laws; completion of, to the reasonable satisfaction of the Acquirer, all transactions and arrangements contemplated under a business transfer agreement to which the Target Company is a party and by virtue of which the Target Company acquires the identified business of the counter-party; take all necessary action to cause the termination of all dealings in, with, or relating to certain identified geographies by certain employees; b. c. 8. 8. d. 9. e. f. 10. g. 11. 12. h. 13. 9. i. j. k. V. 1. The total funding requirement for the Open Offer, assuming full acceptance, i.e., for the acquisition of all the Offer Shares (i.e., 20,093,346 (twenty million ninety-three thousand three hundred forty-six) at the Offer Price (i.e., `745 (Indian Rupees seven hundred and forty-five only) per Equity Share) aggregates to `14,969,542,770 (Rupees fourteen billion nine hundred sixty-nine million five hundred forty-two thousand seven hundred seventy only) (“Maximum Consideration”). In accordance with Regulation 17 of the SEBI (SAST) Regulations, the Acquirer has furnished an unconditional, irrevocable, and on demand bank guarantee dated 26 June 2020 from The Hongkong And Shanghai Banking Corporation Limited acting through its branch office at 25, Barakhamba Road New Delhi-110 001 having bank guarantee number FNGNDH925779 of an amount of `2,250,000,000 (Indian Rupees two billion two hundred fifty million only), which is in excess of the requirements specified under Regulation 17 of the SEBI (SAST) Regulations (i.e., 25% of the first `5,000 million of the Maximum Consideration and 10% of the remainder of the Maximum Consideration) in favor of the Manager to the Open Offer (the “Bank Guarantee”). The Bank Guarantee is valid up to 25 October 2020. The Manager to the Open Offer has been duly authorised to realize the value of the aforesaid Bank Guarantee in terms of the SEBI (SAST) Regulations. The Acquirer has undertaken to extend the validity of the Bank Guarantee or make other arrangements for such period as may be required, in accordance with the SEBI (SAST) Regulations. The bank issuing the Bank Guarantee is neither an associate company nor a group company of the Acquirer or the PACs or the Target Company. Further, in accordance with Regulation 17(4) of the SEBI (SAST) Regulations, the Acquirer has opened an escrow account under the name and title of “HSBC-JB Chemicals and Pharmaceuticals - Open Offer Escrow Account” (“Escrow Account”) with The Hongkong And Shanghai Banking Corporation Limited, a scheduled commercial bank in India, acting through its branch office at 11th Floor, Building 3, NESCO - IT Park, NESCO Complex, Western Express Highway, Goregaon (East), Mumbai 400063 (“Escrow Agent”) pursuant to an escrow agreement dated 22 June 2020 (“Escrow Agreement”) and have made a cash deposit in such Escrow Account of `150,000,000 (Indian Rupees one hundred fifty million only) (being 1% of the Maximum Consideration payable under the Open Offer assuming full acceptance). In terms of the Escrow Agreement, the Manager has been authorized to operate the Escrow Account in accordance with the SEBI (SAST) Regulations. The cash deposit has been confirmed by the Escrow Agent by way of a confirmation letter dated 6 July 2020. The Acquirer has received an equity commitment letter dated 2 July 2020, pursuant to which PAC 2 has undertaken to provide the Acquirer with the necessary finances to meet the payment obligations under the Open Offer in accordance with the terms therein. PAC 2 has confirmed that it has available capital resources for the purpose of providing such commitment. Further, the Acquirer and the PACs have confirmed that they have adequate and firm financial resources to fulfil the obligations under the Open Offer and have made firm financial arrangements for implementation of the Open Offer, in terms of Regulation 25(1) of the SEBI (SAST) Regulations. After considering the aforementioned, M/s. K. J. Sheth & Associates, Chartered Accountants (Mr. Kirit Sheth, Proprietor, Membership No. 37824) (“Chartered Accountant”), by way of a certificate dated 2 July 2020, has certified that the Acquirer, jointly with PAC 1 and PAC 2, have made firm financial arrangements for fulfilling the payment obligations under the Open Offer in accordance with SEBI (SAST) Regulations. Based on the above and the certificate of the Chartered Account dated 2 July 2020, the Manager to the Open Offer is satisfied that firm financial arrangements have been put in place by the Acquirer and PACs to fulfill the obligations in relation to this Open Offer through verifiable means in accordance with the SEBI (SAST) Regulations. In case of any upward revision in the Offer Price or the Offer Size, corresponding increase to the escrow amounts as mentioned above in this Part shall be made by the Acquirer and/or PACs in terms of Regulation 17(2) of the SEBI (SAST) Regulations, prior to effecting such revision. STATUTORY AND OTHER APPROVALS l. 14. m. termination of an agreement or entering into a new agreement or renegotiating the agreement in connection with certain identified counterparties and if so required under such new or renegotiated agreement, to obtain consent; and n. execution of a deed of assignment with an identified counter-party for the acquisition of certain trademarks by the Target Company. The consummation of Tranche 2 under the Share Purchase Agreement is subject to the fulfilment of conditions precedent as specified under the Share Purchase Agreement including the acquisition of Equity Shares under Tranche 1 of the Share Purchase Agreement in accordance with the provisions of the Share Purchase Agreement. The consummation of Tranche 3 under the Share Purchase Agreement is subject to the completion of the Open Offer in accordance with the SEBI (SAST) Regulations (i.e., payment of consideration by the Acquirer and/or PACs to the Public Shareholders of the Target Company who have accepted the Open Offer, and whose Equity Shares are required to be acquired by the Acquirer and PACs in accordance with the SEBI (SAST) Regulations). The Sellers and the Acquirer have entered into a voting arrangement pursuant to which, inter alia, post the completion of Tranche 1, for such time that the Sellers hold more than 10% (ten per cent.) of the Voting Share Capital, the Sellers have the right to nominate one (1) director on the board of directors of the Target Company. If the Sellers cumulatively hold less than ten per cent. (10%) of the Equity Shares, the Sellers may, if permitted under applicable law, be eligible to apply to the Target Company for being reclassified as public shareholders of the Target Company. The Offer Price shall be payable in cash in accordance with Regulation 9(1)(a) of the SEBI (SAST) Regulations, and subject to the terms and conditions set out in this DPS and the Letter of Offer that will be dispatched to the Public Shareholders in accordance with the provisions of the SEBI (SAST) Regulations. Object of the Offer: The Open Offer is being made under Regulation 3(1) and 2. (iv) (v) 15. II. 1. 6. This Open Offer is a mandatory open offer being made by the Acquirer and the PACs in terms of Regulation 3(1) and Regulation 4 of the SEBI (SAST) Regulations pursuant to the execution of the Share Purchase Agreement to acquire in excess of 25% of the equity share capital of the Target Company and control over the Target Company. The Acquirer has entered into a share purchase agreement dated 2 July 2020 with the Sellers (the “Share Purchase Agreement” or “SPA”), pursuant to which the Acquirer has agreed to acquire from the Sellers up to 41,732,332 (forty-one million seven hundred thirty-two thousand three hundred thirty-two) Equity Shares of the Target Company representing 54% (fifty-four per cent.) of the Voting Share Capital, completion of which is subject to the satisfaction of certain conditions precedent (including, but not limited to, receipt of the Required Statutory Approvals) under the Share Purchase Agreement (as explained in detail in paragraph 3 of Part II (Background to the Open Offer) of this Detailed Public Statement below). Once the Acquirer has acquired 54% (fifty-four per cent.) of the Voting Share Capital, the Sellers have the right (but not an obligation) to sell such number of additional Equity Shares to the Acquirer under the Share Purchase Agreement subject to certain limits as set out in the Share Purchase Agreement including: (a) the Acquirer’s aggregate shareholding in the Target Company not exceeding 64.90% (sixty-four point nine zero per cent.) of the Voting Share Capital; and (b) the total foreign shareholding in the Target Company not exceeding 74% (seventy-four per cent.) of the Voting Share Capital. The sale of such Equity Shares under the Share Purchase Agreement is proposed to be executed at a price of `745 (Indian Rupees seven hundred and forty-five only) per Equity Share (“SPA Price”). As per the Share Purchase Agreement, the Acquirer has agreed to acquire: (i) 7,728,210 (seven million seven hundred twenty-eight thousand two hundred ten) Equity Shares of the Target Company from the Sellers under the Share Purchase Agreement, constituting 10% (ten per cent.) of the Voting Share Capital, during a specified period within the Offer Period in compliance with SEBI (SAST) Regulations, including Regulation 22(2) of the SEBI (SAST) Regulations, subject to receipt of the Required Statutory Approvals and satisfaction of certain other conditions precedent specified in the Share Purchase Agreement (“Tranche 1”). Tranche 1 will be consummated at the SPA Price as an off-market trade. In addition, simultaneously with the acquisition of 10% (ten per cent.) of the Voting Share Capital, the Acquirer shall, in accordance with applicable law, including the SEBI (SAST) Regulations, nominate certain individuals for appointment as directors on the board of directors of the Target Company (while certain existing directors of the Target Company who have been nominated as directors of the Target Company by Sellers shall resign from the board of directors of the Target Company), pursuant to which the Acquirer intends to obtain control over the Target Company; (ii) up to 22,334,527 (twenty-two million three hundred thirty-four thousand five hundred twenty-seven) Equity Shares of the Target Company from the Sellers under the Share Purchase Agreement, constituting up to 28.90% (twenty-eight point nine zero per cent.) of the Voting Share Capital, during a specified period within the Offer Period in compliance with SEBI (SAST) Regulations 3. 7. 2. 8. 9. Regulation 4 of the SEBI (SAST) Regulations since the Acquirer has entered into an agreement to acquire shares and voting rights in excess of 25% (twenty-five per cent.) of the equity share capital of the Target Company and control over the Target Company. Following the completion of the Open Offer, the Acquirer intends to support the management of the Target Company in their efforts towards the sustained growth of the Target Company. SHAREHOLDING AND ACQUISITION DETAILS 4. III. 1. The current and proposed shareholding of the Acquirer and the PACs in the Target Company and the details of their acquisition are as follows: 3. 5. 6. @ Under the SPA, the Acquirer has agreed to acquire up to 54% (fifty-four per cent.) of the Voting Share Capital (i.e., 41,732,332 (forty-one million seven hundred thirty-two thousand three hundred thirty-two Equity Shares) from the Sellers which shall be completed in multiple tranches, as explained in paragraph 3 of Part II (Background to the Open Offer) of this DPS above. For the proposed shareholding of the Acquirer post acquisition of Equity Shares: (a) under Tranche 1 and Tranche 2 respectively (as explained in paragraph 3(i) and paragraph 3(ii) of Part II (Background to the Open Offer) of this DPS above); (b) validly tendered by the Public Shareholders and accepted by the Acquirer and/or the PACs in the Open Offer; and (c) under Tranche 3 and Tranche 4 (if applicable) respectively (as explained in paragraph 3(iii) and paragraph 3(iv) of Part II (Background to the Open Offer) of this DPS above), please refer to paragraph 3 of Part II (Background to the Open Offer) of this DPS above. Further, as mentioned in paragraph 3 of Part II (Background to the Open Offer) of this DPS above, at no point in time should the aggregate foreign shareholding of the Target Company exceed 74% (seventy-four per cent.) of the Voting Share Capital. . 2 7. VI. 1. To the best of the knowledge of the Acquirer and the PACs, the consummation of the Underlying Transaction and the Open Offer is subject to the receipt of all Required Statutory Approvals and other conditions precedent specified in the Share Purchase Agreement (unless waived in accordance with the Share Purchase Agreement). However, if any other statutory or governmental approval(s) are required or become Contd. Details Acquirer PAC 1 PAC 2 No. % No. % No. % Shareholding as on the PA date. Nil Nil Nil Nil Nil Nil Shares acquired between the PA date and the DPS date. Nil Nil Nil Nil Nil Nil Post Offer shareholding calculated on the Voting Share Capital (assuming the entire 26% of the Voting Share Capital is tendered in the Open Offer). 50,156,083 Equity Shares@ 64.9%@ Nil Nil Nil Nil a. The highest negotiated price per Equity Share of the Target Company for any acquisition under the agreements attracting the obligation to make a public announcement of this Open Offer. `745 b. The volume-weighted average price paid or payable for acquisitions, by the Acquirer and/or the PACs, during the fifty-two (52) weeks immediately preceding the date of the Public Announcement. Not Applicable c. The highest price paid or payable for any acquisition, by the Acquirer and / or the PACs, during the twenty-six (26) weeks immediately preceding the date of the Public Announcement. Not Applicable d. The volume-weighted average market price of the Equity Shares, for a period of sixty (60) trading days immediately preceding the date of the Public Announcement as traded on the NSE, being the stock exchange where the maximum volume of trading in the shares of the Target Company has been recorded during such period, and such shares are frequently traded. `621.62 e. Where the shares are not frequently traded, the price determined by the Acquirer, the PACs and the Manager to the Open Offer taking into account valuation parameters including book value, comparable trading multiples, and such other parameters as are customary for valuation of shares of such companies. Not Applicable f. The per equity share value computed under Regulation 8(5), if applicable. Not Applicable# Stock Exchange Total No. of Equity Shares of the Target Company traded during the Relevant Period (A) Total No. of Equity Shares of the Target Company during the Relevant Period (B)* Traded turnover percentage (A/B) BSE 1,972,357 78,843,442 2.50% NSE 36,631,423 78,843,442 46.46% Particulars For the 12 month period ended on 31 March (audited) 2018 2019 2020 Total revenue 145,008.90 168,464.03 182,539.90 Net income 13,834.09 19,346.63 27,204.71 EPS 16.48 23.54 34.20 Networth/shareholder’ funds 144,432.98 148,292.57 143,799.03 applicable at a later date before closure of the Tendering Period, this Open Offer shall be subject to such statutory approvals and the Acquirer and/or PACs shall make the necessary applications for such statutory approvals and the Underlying Transaction and the Open Offer would also be subject to such other statutory or other governmental approval(s) and the Acquirer and/or the PACs shall make the necessary applications for such other approvals. The applications for Required Statutory Approvals are in the process of being filed. In the event that the Required Statutory Approvals are not received within 6 (six) calendar months from the date of the Public Announcement (or such other later date as the Acquirer and Sellers may agree in writing under the Share Purchase Agreement, not beyond 3 (three) calendar months post the expiry of 6 (six) calendar months from the date of the Public Announcement) or refused for any reason, or if the conditions precedent as specified in the Share Purchase Agreement (as set out at paragraph 5 of Part II (Background to the Open Offer) of this Detailed Public Statement above), which are outside the reasonable control of the Acquirer and the PACs, are not satisfied, the Acquirer and the PACs shall have the right to withdraw this Open Offer in terms of Regulation 23 of the SEBI (SAST) Regulations. In the event of withdrawal of the Open Offer, a public announcement will be made within 2 (two) working days of such withdrawal, in the same newspapers in which this DPS has been published and such public announcement will also be sent to the Stock Exchanges, SEBI and the Target Company at its registered office. In case of delay in receipt of any Required Statutory Approvals, or any other statutory approval that may be required by the Acquirer and/or PACs, SEBI may, if satisfied, grant an extension of time to the Acquirer and/or the PACs for making payment of the consideration to the Public Shareholders whose Offer Shares have been accepted in the Open Offer, subject to such terms and conditions as may be specified by SEBI, including payment of interest in accordance with Regulation 18(11) of the SEBI (SAST) Regulations. Where any statutory approval extends to some but not all of the Public Shareholders, the Acquirer and/or the PACs shall have the option to make payment to such Public Shareholders in respect of whom no statutory approvals are required in order to complete this Open Offer. NRIs and OCB holders of the Equity Shares, if any, must obtain all requisite approvals/ exemptions required to tender the Equity Shares held by them, in this Open Offer, and submit such approvals/exemptions along with the documents required to accept this Open Offer. Further, if holders of Equity Shares who are not persons resident in India (including NRIs, OCBs, FPIs and FIIs) had required any approvals/exemptions (including from RBI and/or any other regulatory body) in respect of the Equity Shares held by them, they will be required to submit such previous approvals/exemptions that they would have obtained for holding the Equity Shares, along with the other documents required to be tendered to accept the Open Offer. In the event such approvals/exemptions are not submitted, the Acquirer and the PACs reserve the right to reject such Equity Shares tendered in the Open Offer. The Acquirer and the PACs shall complete all procedures relating to payment of consideration under this Open Offer within 10 (ten) working days from the date of closure of the Tendering Period of the Open Offer to those Public Shareholders whose Equity Shares are accepted in the Open Offer. TENTATIVE SCHEDULE OF ACTIVITY VIII. PROCEDURE FOR TENDERING THE EQUITY SHARES IN CASE OF NON on the 10th Working Day prior to the commencement of Tendering Period, or those who have acquired Equity Shares after the Identified Date, or those who have not received the Letter of Offer, may also participate in this Open Offer by submitting an application on a plain paper giving details set out below and in the Letter of Offer. In the alternate, such holders of the Equity Shares of the Target Company may apply in the form of acceptance-cum-acknowledgement in relation to this Open Offer that will be annexed to the Letter of Offer, which may also be obtained from the SEBI website (www.sebi.gov.in) and from the Registrar to the Open Offer. The application is to be sent to the Registrar to the Open Offer at any of the collection centers that shall be mentioned in the Letter of Offer, so as to reach the Registrar to the Open Offer during business hours on or before 4:00 p.m. on the date of closure of the tendering period of this Open Offer, together with the depository participant (“DP”) name, DP ID, account number together with a photocopy or counterfoil of the delivery instruction slip in “off-market” mode duly acknowledged by the DP for transferring the Equity Shares of the Target Company to the special depository account (“Escrow Demat Account”). Any form of acceptance in respect of dematerialised Equity Shares not credited to the Open Offer Escrow Demat Account on or before the date of closure of the Tendering Period is liable to be rejected. Public Shareholders having their beneficiary account with Central Depository Services Limited must use the inter-depository delivery instruction slip for the purpose of crediting their Equity Shares of the Target Company in favour of the Escrow Demat Account. Procedure to be followed by the Public Shareholders holding Equity Shares in physical form: (i) As per the provisions of Regulation 40(1) of the SEBI (LODR) Regulations and SEBI’s press release dated 3 December 2018, bearing reference no. PR 49/2018, requests for transfer of securities shall not be processed unless the securities are held in dematerialised form with a depository with effect from 1 April 2019. (ii) Accordingly, the Public Shareholders who are holding Equity Shares in physical form and are desirous of tendering their Equity Shares in the Open Offer can do so only after the Equity Shares are dematerialised. Such Public Shareholders are advised to approach any depository participant to have their Equity Shares dematerialized. The detailed procedure for tendering the Equity Shares in the Open Offer in the event the Acquirer and PACs have not acquired control over the Target Company in accordance with the SEBI (SAST) Regulations will be available in the Letter of Offer, which shall also be available on SEBI’s website (www.sebi.gov.in). OTHER INFORMATION RECEIPT OF LETTER OF OFFER The procedure for tendering the Equity Shares in case of non-receipt of the Letter of Offer, in the event the Acquirer and PACs have acquired control over the Target Company in accordance with the SEBI (SAST) Regulations, prior to the commencement of the Tendering Period for the Open Offer, will be as follows: 1. Subject to Part VI (Statutory and Other Approvals) of this Detailed Pubic Statement above, all the Public Shareholders of the Target Company, holding the Equity Shares in dematerialized form, registered or unregistered are eligible to participate in this Open Offer at any time during the Tendering Period for this Open Offer. Please refer to paragraph 9 of this Part VIII (Procedure for Tendering the Equity Shares in case of non-receipt of Letter of Offer) of the Detailed Public Statement below for details in relation to tendering of Offer Shares held in physical form. Persons who have acquired Equity Shares but whose names do not appear in the register of members of the Target Company on the identified date, or unregistered owners or those who have acquired Equity Shares after the identified date, or those who have not received the Letter of Offer, may also participate in this Open Offer. Accidental omission to dispatch the Letter of Offer to any person to whom the Open Offer is made or the non-receipt or delayed receipt of the Letter of Offer by any such person will not invalidate the Open Offer in any way. The Public Shareholders who tender their Equity Shares in the Open Offer shall ensure that the Equity Shares are fully paid-up and are free from all liens, charges and encumbrances. The Acquirer and/or the PACs shall acquire the Offer Shares that are validly tendered and accepted in the Open Offer, together with all rights attached thereto, including the right to dividends, bonuses and rights offers declared thereof in accordance with the applicable law and the terms set out in the Public Announcement, this Detailed Public Statement and the Letter of Offer. In the event the Acquirer and PACs have acquired control over the Target Company in accordance with the SEBI (SAST) Regulations, prior to the commencement of the Tendering Period for the Open Offer, the Open Offer will be implemented by the Acquirer and/or the PACs, subject to applicable laws, through the stock exchange mechanism made available by the stock exchanges in the form of a separate window (“Acquisition Window”) as provided under the SEBI (SAST) Regulations and SEBI circular bearing number CIR/CFD/POLICY/CELL/1/2015 dated 13 April 2015, as amended from time to time, read with the SEBI circular bearing number CFD/DCR2/CIR/P/2016/131 dated 9 December 2016, as amended from time to time (“Acquisition Window Circulars”). The Acquirer and the PACs have appointed ICICI Securities Limited as the registered broker (“Buying Broker”) through whom the purchases and settlements on account of the Offer Shares tendered under the Open Offer shall be made. The contact details of the Buying Broker are mentioned below: 2. 2. 3. 4. 3. 15 5. 4. 16. IX. 1. The Acquirer, the PACs and their respective directors accept full responsibility for the information contained in the Public Announcement and this Detailed Public Statement (other than such information as has been obtained from public sources or provided by or relating to and confirmed by the Target Company and/or the Sellers), and undertake that they are aware of and will comply with their obligations under the SEBI (SAST) Regulations in respect of this Open Offer. The information pertaining to the Target Company and/or the Sellers contained in the Public Announcement or this Detailed Public Statement or the Letter of Offer or any other advertisement/publications made in connection with the Open Offer has been compiled from information published or provided by the Target Company or the Sellers, as the case may be, or publicly available sources which has not been independently verified by the Acquirer or the PACs or the Manager. The Acquirer, the PACs and the Manager do not accept any responsibility with respect to such information relating to the Target Company and/or the Sellers. In this Detailed Public Statement, any discrepancy in any table between the total and sums of the amount listed is due to rounding off and/or regrouping. In this DPS, all references to (i) “`” are references to Indian Rupees(s); and (ii) “US$” are references to United States Dollar(s). This Detailed Public Statement and the Public Announcement would also be available on SEBI’s website (www.sebi.gov.in). The Acquirer and the PACs have appointed ICICI Securities Limited as the Manager to the Open Offer, as per the details below: ICICI SECURITIES LIMITED ICICI Centre, H.T. Parekh Marg, Churchgate, Mumbai - 400 020. Tel: +91 22 2288 2460; Fax: +91 22 2282 6580 Contact Person: Sameer Purohit/ Nidhi Wangnoo E-mail: jbopenoffer2020@icicisecurities.com SEBI Registration Number: INM000011179 The Acquirer and the PACs have appointed Link Intime India Private Limited as the Registrar to the Open Offer, as per the details below: LINK INTIME INDIA PRIVATE LIMITED C-101, 247 Park, Lal Bahadur Shastri Marg, Vikhroli (West), Mumbai - 400 083 Tel: + 91 22 49186170/72; Fax: + 91 22 49186195 Website: www.linkintime.co.in Email: jbchem.offer@linkintime.co.in Contact Person: Mr. Sumeet Deshpande SEBI Registration Number: INR000004058 6. 5. 2. VII. 7. All Public Shareholders who desire to tender their Equity Shares under the Open Offer will have to intimate their respective stock brokers (“Selling Broker”) within the normal trading hours of the secondary market, during the Tendering Period. The Acquisition Window will be provided to facilitate placing of sell orders. The Selling Broker can enter orders for Equity Shares in dematerialized form. Procedure to be followed by the Public Shareholders holding Equity Shares in physical form: (i) As per the provisions of Regulation 40(1) of the SEBI (LODR) Regulations and SEBI’s press release dated 3 December 2018, bearing reference no. PR 49/2018, requests for transfer of securities shall not be processed unless the securities are held in dematerialised form with a depository with effect from 1 April 2019. (ii) Accordingly, the Public Shareholders who are holding Equity Shares in physical form and are desirous of tendering their Equity Shares in the Open Offer can do so only after the Equity Shares are dematerialised. Such Public Shareholders are advised to approach any depository participant to have their Equity Shares dematerialised. Eligible Shareholders may also: (a) download the Letter of Offer from the SEBI website (www.sebi.gov.in); or (b) obtain a copy of the Letter of Offer by writing to M/s. Link Intime India Private Limited (“Registrar to the Open Offer”) superscripting the envelope with: (1) suitable documentary evidence of ownership of the Equity Shares of the Target Company; and (2) their folio number, DP identity - client identity, current address and contact details. The detailed procedure for tendering the Equity Shares in the Open Offer in the event the Acquirer and PACs have acquired control over the Target Company in accordance with the SEBI (SAST) Regulations prior to commencement of the Tendering period for the Open Offer, will be available in the Letter of Offer, which shall be available on SEBI’s website (www.sebi.gov.in). 3. 8. 4. 9. 5. 6. 10. 7. 11. The procedure for tendering the Equity Shares in case of non-receipt of the Letter of Offer in the event the Acquirer and PACs have not acquired control over the Target Company in accordance with the SEBI (SAST) Regulations, prior to the commencement of the Tendering Period for the Open Offer, will be as follows: 12. Subject to Part VI (Statutory and Other Approvals) of this Detailed Pubic Statement above, all the Public Shareholders of the Target Company, holding the Equity Shares in dematerialised form, registered or unregistered are eligible to participate in this Open Offer at any time during the Tendering Period for this Open Offer. Please refer to paragraph 15 of this Part VIII (Procedure for Tendering the Equity Shares in case of non-receipt of Letter of Offer) of the Detailed Public Statement below for details in relation to tendering of Offer Shares held in physical form. In the event the Acquirer and PACs have not acquired control over the Target Company in accordance with the SEBI (SAST) Regulations, prior to the commencement of the Tendering Period for the Open Offer, the Acquisition Window under the Acquisition Window Circulars will not be available for this Open Offer. Persons who have acquired Equity Shares but whose names do not appear in the register of members of the Target Company on the Identified Date i.e., the date falling For and on behalf of the Acquirer and the PACs Signed for and on behalf of Tau Investment Holdings Pte. Ltd. Signed for and on behalf of Tau Holdco Pte. Ltd. Signed for and on behalf of KKR Asia III Fund Investments Pte. Ltd. Sd/-Sd/-Sd/-*Date falling on the 10th Working Day prior to the commencement of the Tendering Period. The Identified Date is only for the purpose of determining the Public Shareholders as on such date to whom the Letter of Offer would be sent. All the Public Shareholders (registered or unregistered) of the Equity Shares of the Target Company are eligible to participate in this Open Offer at any time prior to the closure of the Tendering Period. # The above timelines are indicative (prepared on the basis of timelines provided under the SEBI (SAST) Regulations) and are subject to receipt of relevant approvals from various statutory/ regulatory authorities and may have to be revised accordingly. 13. Jaka Prasetya Authorized Signatory Place: Singapore Date : 8 July 2020 Wong Wai Kin Authorized Signatory Terence Lee Chi Hur Authorized Signatory 14. 3 PRESSMAN No. Name of Activity Schedule of Activities (Date and Day)# 1. Issue of Public Announcement 2 July 2020; Thursday 2. Publication of this DPS in newspapers 9 July 2020; Thursday 3. Last date for filing of the draft Letter of Offer with SEBI 16 July 2020; Thursday 4. Last date for public announcement for competing offer(s) 30 July 2020; Thursday 5. Last date for receipt of comments from SEBI on the draft Letter of Offer (in the event SEBI has not sought clarification or additional information from the Manager to the Open Offer) 6 August 2020; Thursday 6. Identified Date* 10 August 2020; Monday 7. Last date for dispatch of the Letter of Offer to the Shareholders of the Target Company whose names appear on the Register of Members on the Identified Date 17 August 2020; Monday 8. Last date by which a committee of independent directors of the Target Company is required to give its recommendation to the Shareholders of the Target Company for this Open Offer 20 August, 2020; Thursday 9. Last date for upward revision of the Offer Price and/or the Offer Size 20 August 2020; Thursday 10. Date of publication of Open Offer opening public announcement, in the newspapers in which this DPS has been published 21 August 2020; Friday 11. Date of commencement of the Tendering Period 24 August 2020; Monday 12. Date of closure of the Tendering Period 4 September 2020; Friday 13. Last date of communicating the rejection/acceptance and completion of payment of consideration or refund of Equity Shares to the Shareholders of the Target Company 18 September 2020; Friday 14. Last date for publication of post Open Offer public announcement in the newspapers in which this DPS has been published 25 September 2020; Friday Name ICICI Securities Limited Address ICICI Centre, H.T. Parekh Marg, Churchgate, Mumbai - 400 020 Telephone No. +91 22 2288 2460 Fax No. +91 22 2282 6580 Contact person Allwyn Cardoza/Mitesh Shah